UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2006

WIRELESS HOLDINGS, INC.
 (Exact Name of Registrant as Specified in Charter)

Florida	000-50214	26-0067474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20283 State Road 7, Suite 40, Boca Raton, Florida	33498
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(561) 807-6325

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

  On October 30, 2006, Wireless Holdings, Inc. (the “Company”) announced the appointment of Mr. Phil E. Pearce, a former Chairman of the Board of Governors of the National Association of Securities Dealers, as a director of the Company, subject to compliance with Section 14(f) under the Securities Exchange Act of 1934, as amended, and Rule 14f-1 promulgated thereunder. A copy of the press release announcing Mr. Pearce’s appointment is attached as Exhibit 99.1.

Section 9 -  Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.    Exhibits

99.1        Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS HOLDINGS, INC.

Dated: October 30, 2006	By:	/s/ David A. Gillespie
Name: David A. Gillespie
Title: Chief Executive Officer